SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                          _________________________


                                  FORM 8-K

                               CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934




    Date of Report (Date of earliest event reported)    September 9, 1999



                        GRAND PREMIER FINANCIAL, INC.
    ---------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)

          Delaware              0-20987             36-4077455
          --------              -------             ----------
      (State or Other         (Commission          (IRS Employer
      Jurisdiction of         File Number)      Identification No.)
       Incorporation)


              486 West Liberty Street, Wauconda, Illinois 60084
            -----------------------------------------------------
            (Address of Principal Executive Offices)   (Zip Code)



   Registrant's telephone number, including area code  (847) 487-1818





   ITEM 5.   OTHER EVENTS.

             On September 9, 1999, Grand Premier Financial, Inc., a Delaware corporation (the "Company"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Old Kent Financial Corporation, a Michigan corporation ("Old Kent"), and OK Merger Corporation, a Michigan corporation and wholly-owned subsidiary of Old Kent ("Merger Subsidiary"), providing for the merger (the "Merger") of
   the Company with and into Merger Corporation.   In the Merger, each
   share of the Company's common stock will be converted into 0.4231 shares of Old Kent's common stock, and each share of the Company's Series B and Series C preferred stock will be converted into one share of Old Kent preferred stock with substantially identical terms. The Company and Old Kent issued a joint press release on September 10, 1999, announcing the execution of the Merger Agreement, a copy of which is filed as Exhibit 99.1 hereto.

             The Merger is intended to constitute a tax-free reorganization under the Internal Revenue Code of 1986, as amended, and to be accounted for as a pooling-of-interests. Consummation of the Merger is subject to various conditions, including (i) the approval of the Merger Agreement and the Merger by the holders of a majority of the Company's outstanding common stock, (ii) the receipt of requisite regulatory approvals, and (iii) registration of the shares of Old Kent common stock to be issued in the Merger under the Securities Act of 1933, as amended.

             Concurrently with the execution of the Merger Agreement, the Company and Old Kent entered into a Stock Option Agreement, dated as of September 9, 1999 (the "Stock Option Agreement"), pursuant to which the Company granted Old Kent an option to purchase, upon the terms and subject to the conditions set forth in the Stock Option Agreement, up to 4,469,722 shares (or approximately 19.9%) of the Company's common stock at a per share exercise price of $15.00, subject to adjustment as provided in the Stock Option Agreement.

             In addition, in connection with the execution of the Merger Agreement, certain holders of the Company's common and preferred stock entered into a Voting Agreement with Old Kent, dated as of September 9, 1999 (the "Voting Agreement"), pursuant to which such stockholders have agreed to vote their shares of common stock in favor of the approval of the Merger and the Merger Agreement and have agreed, to the extent that they hold shares of the Company's preferred stock, not to dissent from the Merger. As of the date of the Voting Agreement, the stockholders who are parties to the Voting Agreement owned, in the aggregate, approximately 36.33% of the Company's outstanding common stock (or 38.80% of the Company's common stock, after giving effect to the conversion of 7,000 shares of the Company's Series B convertible preferred stock held by one such stockholder and the exercise of options to acquire shares of the Company's common stock held by another such stockholder that are exercisable within 60 days of the
   date of the Voting Agreement).   Such stockholders have also agreed to
   certain restrictions relating to the disposition of their shares of Company stock.






             Immediately prior to the execution of the Merger Agreement and Stock Option Agreement, the Company also entered into Amendment No. 1, dated September 9, 1999 (the "Rights Amendment"), to the Rights Agreement, dated as of July 8, 1996, between the Company and Grand Premier Trust and Investment, Inc., N.A., as successor to Premier Trust Services, Inc., as rights agent, to make the provisions of the Rights Agreement inapplicable to the transactions contemplated by the Merger Agreement, the Stock Option Agreement, the Voting Agreement, and certain affiliate agreements entered into, or to be entered into, between Old Kent and affiliates of the Company.

             The foregoing summary of the Merger Agreement, the Stock Option Agreement, the Voting Agreement and the Rights Amendment is qualified in its entirety by reference to the text of such documents, copies of which are filed or incorporated by reference as exhibits hereto, and are incorporated herein by reference.

   ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
             EXHIBITS.

        (c)  Exhibits.

             2.1 Agreement and Plan of Merger, dated as of September 9, 1999, between Grand Premier Financial, Inc., Old Kent Financial Corporation and OK Merger Corporation.

             4.1 Amendment No. 1, dated as of September 9, 1999, to the Rights Agreement, dated as of July 8, 1996, between Grand Premier Financial, Inc. and Grand Premier Trust and Investment, Inc., N.A., as successor to Premier Trust Services, Inc. (incorporated by reference to
                  Exhibit 4.1 to the Company's Form 8-A/A filed with the Securities and Exchange Commission on September 14,
                  1999).

             10.1 Stock Option Agreement, dated as of September 9, 1999, by and between Grand Premier Financial, Inc. and Old Kent Financial Corporation.

             99.1 Press Release, dated September 10, 1999, jointly issued by Old Kent Financial Corporation and Grand Premier Financial, Inc.

             99.2 Voting Agreement, dated as of September 9, 1999,
                  between Old Kent Financial Corporation and Brenton J. Emerick, Thomas D. Flanagan, Howard A. McKee, Northland Insurance Agency, Inc., Keeco, Inc., and Municipal Insurance Company.

                                 SIGNATURES
                                 ----------

                                     -3-





        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 GRAND PREMIER FINANCIAL, INC.
                                  (Registrant)



   Date: September 14, 1999           By:  /s/ David L. Murray
                                           -----------------------------
                                      Name:      David L. Murray
                                      Title:     Senior Executive Vice
                                               President and Chief
                                               Financial Officer





































                                     -4-





                                EXHIBIT INDEX
                                -------------


   Exhibit
   No.       Description
   -------   -----------

     2.1 Agreement and Plan of Merger, dated as of September 9, 1999, by and between Grand Premier Financial, Inc., Old Kent Financial Corporation and OK Merger Corporation.

     4.1 Amendment No. 1, dated as of September 9, 1999, to the Rights Agreement, dated as of July 8, 1996, between Grand Premier Financial, Inc. and Grand Premier Trust and Investment, Inc., N.A., as successor to Premier Trust Services, Inc. (incorporated by reference to
                  Exhibit 4.1 to the Company's Form 8-A/A filed with the Securities and Exchange Commission on September 15,
                  1999).

     10.1 Stock Option Agreement, dated as of September 9, 1999, by and between Grand Premier Financial, Inc. and Old Kent Financial Corporation.

     99.1 Press Release, dated September 10, 1999, jointly issued by Old Kent Financial Corporation and Grand Premier Financial, Inc.

     99.2 Voting Agreement, dated as of September 9, 1999, between Old Kent Financial Corporation and Brenton J. Emerick, Thomas D. Flanagan, Howard A. McKee, Northland Insurance Agency, Inc., Keeco, Inc., and Municipal Insurance Company.